BLACKROCK INTERNATIONAL VALUE TRUST
BlackRock International Value Fund
(the “Fund”)

SUPPLEMENT DATED APRIL 27, 2009
TO THE PROSPECTUS, DATED OCTOBER 28, 2008

Effective April 27, 2009, the Fund’s prospectus is supplemented as set forth below.

The section entitled “Funds Overview — Key Facts About BlackRock International Value Fund — What are the Fund’s main investment strategies?” on page 8 of the Fund’s prospectus is supplemented as set forth below.

The first paragraph is supplemented with the following:

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries (but in no less than ten different foreign markets). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The section entitled “Details About the Funds — How Each Fund Invests — BlackRock International Value Fund — Primary Investment Strategies” on page 15 of the Fund’s prospectus is supplemented as set forth below.

The third paragraph is supplemented with the following:

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries (but in no less than ten different foreign markets). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

Code# PRO-10475-1008-SUP